UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2004

ON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26376	04-3162846
(Commission File Number)	(IRS Employer Identification Number)

880 Winter Street, Building 4, Waltham, Massachusetts 02451-1449

(Address of Principal Executive Offices) (Zip Code)

(781) 487-3300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On February 12, 2004, the Registrant issued a press release announcing that its stockholders approved the proposed merger with Symantec Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated February 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON TECHNOLOGY CORPORATION (Registrant)

Date: February 12, 2004	By:	/s/ Steven R. Wasserman
Steven R. Wasserman
Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 12, 2004.